Debt	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt

14. Debt

The following were individual components of debt:

	December 31,
	2024		2023
		Weighted		Weighted
		average		average
		interest		interest
	Carrying value	rate	Carrying value	rate
€250 million senior notes due 2025	$—	—%	$279	2.8%
$292 million senior debentures due 2025	292	7.5%	294	7.5%
€1,000 million senior notes due 2026	—	—%	1,121	2.9%
$500 million senior notes due 2027	479	3.4%	—	—%
$700 million receivables securitization due 2027	435	5.7%	—	—%
€750 million senior notes due 2027	781	1.5%	832	1.5%
$500 million senior notes due 2028	481	3.9%	—	—%
$600 million senior notes due 2028	580	4.0%	—	—%
Revolving credit facility due 2029	—	—%	4	4.6%
€100 million receivables securitization variable funding notes due 2029	—	—%	6	4.9%
€230 million receivables securitization variable funding notes due 2029	5	4.3%	14	5.0%
€500 million senior green notes due 2029	520	0.5%	553	0.5%
$750 million senior notes due 2029	749	4.9%	—	—%
$400 million senior notes due 2030	454	8.2%	—	—%
$750 million senior green notes due 2030	749	5.2%	—	—%
$300 million senior notes due 2031	339	8.0%	—	—%
$76 million senior notes due 2032	82	6.8%	—	—%
$500 million senior notes due 2032	473	4.2%	—	—%
€600 million senior green notes due 2032	624	3.5%	—	—%
€500 million senior green notes due 2033	519	1.0%	553	1.0%
$600 million senior notes due 2033	514	3.0%	—	—%
$1,000 million senior green notes due 2034	1,000	5.4%	—	—%
$850 million senior green notes due 2035	850	5.4%	—	—%
€600 million senior green notes due 2036	624	3.8%	—	—%
$3 million senior notes due 2037	3	6.8%	—	—%
$150 million senior notes due 2047	175	7.6%	—	—%
$1,000 million senior green notes due 2054	1,000	5.8%	—	—%
Commercial paper	546	4.8%	—	—%
Vendor financing and commercial card programs	116	—%	—	—%
Term loan facilities	600	6.1%	—	—%
Bank loans	120	7.6%	68	10.2%
Finance lease obligations	539	5.8%	29	3.6%
Bank overdrafts	9	2.1%	16	1.5%
Total debt, excluding debt issuance costs	13,658		3,769
Debt issuance costs	(63)		(22)
Total debt	13,595		3,747
Less: Current portion of debt	(1,053)		(78)
Non-current debt due after one year	$12,542		$3,669

14. Debt (Continued)

The weighted average interest rate for short term debt was 5.1% and 7.2% as of December 31, 2024, and 2023, respectively.

As of December 31, 2024, the aggregate maturities of debt, excluding finance lease obligations, for the succeeding five years and thereafter are as follows:

Year ended December 31, 2025	$1,030
Year ended December 31, 2026	30
Year ended December 31, 2027	1,731
Year ended December 31, 2028	1,105
Year ended December 31, 2029	1,877
Year ended December 31, 2030 and thereafter	7,399
Unamortized fair value adjustments, bond discounts and debt issuance costs	(116)
Total	$13,056

See “Note 12. Leases” of the Notes to Consolidated Financial Statements for the aggregate maturities of finance lease obligations for the succeeding five fiscal years and thereafter.

The maturity profile of undrawn committed facilities are as follows:

	2024	2023
Within one year	$—	$—
Between one and two years	—	—
More than two years	5,079	1,832

The undrawn commitments above pertain to the revolving credit facility and the receivables securitization facilities, which are further explained below.

The commitment fees on the revolving credit facility and receivables securitization facilities were immaterial for the years ended December 31, 2024, and 2023.

During the years ended December 31, 2024, 2023 and 2022, amortization of debt issuance costs charged to interest expense were $10 million, $7 million and $7 million, respectively.

The carrying amount of borrowings which are designated as net investment hedges at the year-end amounted to $49 million as of December 31, 2024, and 2023. There has been no ineffectiveness recognized in relation to these hedges in the current or prior financial years.

The carrying amount of our debt includes a fair value adjustment related to debt assumed through mergers and acquisitions. The value of the debt assumed upon the Combination (inclusive of the adjustment) was $8,725 million. At December 31, 2024, the unamortized fair value adjustment was $48 million, which will be amortized over a weighted average remaining life of 7.4 years.

At December 31, 2024, all of our debt was unsecured with the exception of our receivables securitization facilities and finance lease obligations.

The Senior Notes are unsecured, unsubordinated obligations that rank equally in right of payment with all of our existing and future unsecured, unsubordinated obligations. The Senior Notes are effectively subordinated to any of our existing and future secured debt to the extent of the value of the assets securing such debt and to the obligations of our non-debtor/guarantor subsidiaries.

14. Debt (Continued)

Senior Notes Issued and Redeemed

On April 3, 2024, Smurfit Kappa Treasury completed the April Notes Offering which is described in further detail in “Note 2. Acquisitions”. This issuance automatically cancelled the commitments under a bridge facility agreement in the amount of $1,500 million which had been previously entered into to finance (directly or indirectly) the cash consideration of the Combination and/or fees, commissions, costs and expenses payable in relation to the Combination. The bridge facility agreement was due to mature in December 2024.

We (a) used a portion of the proceeds from the April Notes Offering (i) to finance the payment of the Cash Consideration of the Combination; (ii) to finance the payment of fees, commissions, costs and expenses in relation to the Combination and the April Notes Offering; and (iii) for general corporate purposes, including the repayment of indebtedness, and (b) intend to use an amount equivalent to the proceeds from the April Notes Offering to finance or refinance a portfolio of eligible green projects in accordance with Smurfit Kappa’s Green Finance Framework, which we may, in the future, update in line with developments in the market.

On August 12, 2024, we redeemed €250 million aggregate principal amount of our 2.750% senior notes due February 2025. We funded this redemption by drawing on our receivables securitization facilities. No gain/loss on extinguishment of debt has been recorded.

On September 17, 2024, we discharged $600 million aggregate principal amount of our 3.750% senior notes due March 2025. We funded this discharge using a portion of the proceeds from our April Notes Offering. We recorded a $4 million loss on extinguishment of debt.

On November 26, 2024, we issued $850 million aggregate principal amount of 5.418% senior notes due 2035, with interest payable semi-annually in arrears, beginning on July 15, 2025. On November 27, 2024, we also issued €600 million aggregate principal amount of 3.454% senior notes due 2032 and €600 million aggregate principal amount of 3.807% senior notes due 2036, both with interest payable annually in arrears. These senior notes (the “November Notes”) can be redeemed, at par in whole or in part, within three months to their maturity, in accordance with the respective indentures.

We used the net proceeds of the above November Notes (i) to redeem, on December 2, 2024, the outstanding €1,000 million in aggregate principal amount of 2.875% senior notes due 2026, in full at the applicable redemption price set forth in the applicable indenture, (ii) to redeem, on December 6, 2024, the outstanding $750 million in aggregate principal amount of 4.650% senior notes due 2026, in full at the applicable redemption price set forth in the applicable indenture, and we intend to use the remaining funds for general corporate purposes, including the repayment of indebtedness. We also intend to use an amount equivalent to the proceeds of these November Notes to finance or refinance a portfolio of eligible green projects in accordance with our Green Finance Framework, which we may, in the future, update in line with developments in the market.

We recorded a $7 million and $2 million loss on extinguishment at repayment of the $750 million 4.650% senior notes due 2026 and the €1,000 million 2.875% senior notes due 2026, respectively.

Revolving Credit Facility

On June 28, 2024, conditional upon the closing of the Combination, the Company entered into a Multicurrency Term and Revolving Facilities Agreement (the “New Credit Agreement”) with certain lenders and Wells Fargo Bank, National Association, as agent, providing for (i) a U.S. dollar term loan facility in an aggregate principal amount of $600 million (the “Term Loan Facility”), (ii) a multicurrency revolving loan facility in an aggregate principal amount of $4,500 million including a swingline sub-facility in an aggregate principal amount of $500 million (together, the “New RCF”).

On July 2, 2024, the Term Loan Facility of $600 million under the New Credit Agreement was cancelled prior to any drawdown and no early termination penalties were incurred as a result of the cancellation.

14. Debt (Continued)

We cancelled the €1,350 million Revolving Credit Facility, that was due to mature in January 2026 (the “Existing RCF”) as part of the conditions of the New Credit Agreement upon the closing of the Combination on the Closing Date. There were no early termination penalties incurred as a result of the termination of the Existing RCF. The conditions attaching to the New Credit Agreement became effective on the Closing Date.

Loans under the New RCF may be drawn in U.S. dollars, euro, pounds sterling, Swiss francs, Japanese yen, Swedish kronor and Canadian dollars, with a borrower (or the obligors’ agent on behalf of a borrower) selecting the currency of a loan under the New RCF. Borrowings under the New RCF bear interest at rates based upon an underlying reference rate, plus a margin determined in accordance with a ratings-based pricing grid. Reference rates include SOFR for U.S. dollars, EURIBOR for euro, SONIA for pounds sterling, STIBOR for Swedish kronor and SARON for Swiss francs. Unused revolving commitments under the New RCF will accrue a commitment fee equal to a percentage of the applicable interest rate margin. The New RCF also requires the payment of a utilization fee calculated on outstanding revolving loans, based on the utilization rate of the New RCF. The New RCF has an initial term of five years from the date of the New Credit Agreement, which may be extended on two occasions by up to an aggregate of two years. The New RCF is unsecured. The New RCF includes customary terms and conditions for investment grade borrowers. There are no financial covenants. As of December 31, 2024, there were no amounts outstanding under the facility.

Term Loan Facilities

Farm Credit Facility

A credit agreement (the “Farm Credit Facility Agreement”) is in place with CoBank, ACB, as administrative agent. The Farm Credit Facility Agreement provides for a senior unsecured term loan facility in an aggregate principal amount of $600 million (the “Farm Credit Facility”) with a maturity date of July 9, 2029. The carrying value of this facility at December 31, 2024, was $600 million.

At our option, loans issued under the Farm Credit Facility Agreement will bear interest at either Term SOFR or an alternate base rate, in each case plus an applicable interest rate margin that will fluctuate between 1.650% per annum and 2.275% per annum (for Term SOFR loans) or between 0.650% per annum and 1.275% per annum (for alternate base rate loans), based upon the Company’s corporate credit ratings (as defined in the Farm Credit Facility Agreement). In addition, Term SOFR loans will be subject to a credit spread adjustment equal to 0.1% per annum.

Delayed Draw Term Facility

A credit agreement with an outstanding amount of $750 million (the “Delayed Draw Term Facility”) was in place at the Combination date. This amount (plus accrued interest) was repaid and the facility cancelled on July 5, 2024.

Receivables Securitization Facilities

We have three trade receivables securitization programs. The first program has a facility size of €100 million, a margin of 1.1%, and was scheduled to mature in January 2026. During December 2024 the facility was amended to extend the maturity date to December 2029. This program is supported by receivables generated by our operating companies in Austria, Belgium, Italy, and the Netherlands, which are sold to a special purpose Group subsidiary. The funding for this program is provided by a conduit of Coöperatieve Rabobank U.A. (trading as Rabobank).

The second program has a facility size of €230 million, a margin of 1.1%, and was scheduled to mature in November 2026. During December 2024 the facility was amended to extend the maturity date to December 2029. This program is supported by receivables generated by our operating companies in the UK, Germany, and France, which are sold to a special purpose entity. The funding for this program is provided by Lloyds Banking Group.

14. Debt (Continued)

As of December 31, 2024, the gross amount of receivables collateralizing the €100 million 2029 trade receivables securitization program was €318 million (December 31, 2023: €327 million). At December 31, 2024, maximum available borrowings, excluding amounts outstanding under this facility, were $104 million (December 31, 2023: $105 million). The gross amount of receivables collateralizing the €230 million 2029 trade receivables securitization program at December 31, 2024 was €421 million (December 31, 2023: €415 million). At December 31, 2024 maximum available borrowings, excluding amounts outstanding under this facility, were $234 million (December 31, 2023: $240 million). In accordance with the contractual terms, the counterparties have recourse to the securitized debtors only. Given the short-term nature of the securitized receivables and the variable floating rates, the carrying amount of the securitized receivables and the associated liabilities reported on the Consolidated Balance Sheets is estimated to approximate fair value.

Following the Combination, the Company also has a third receivables securitization program provided by Coöperatieve Rabobank U.A., New York Branch, in its capacity as administrative agent and certain other lenders. It has a facility size of $700 million, a margin of 0.9% plus 0.1% credit spread adjustment and matures in June 2027. At December 31, 2024, maximum available borrowings under this program were $676 million. At December 31, 2024, amounts available for borrowing under this facility (excluding amounts utilized), were $241 million. The gross carrying amount of receivables collateralizing the maximum available borrowings at December 31, 2024, was approximately $1,077 million. We have continuing involvement with the underlying receivables as we provide credit and collection services pursuant to the underlying agreement.

Borrowing availability under this facility is based on the eligible underlying accounts receivable and compliance with certain covenants. The agreement governing the receivables securitization facility contains restrictions, including, among others, on the creation of certain liens on the underlying collateral.

The sale of the securitized receivables under our securitization programs does not meet the requirements for derecognition under ASC 860 “Transfers and Servicing”. As a result, the securitized receivables continue to be shown on the face of the Consolidated Balance Sheets, and the notes issued to fund the purchase of these receivables are shown as secured borrowings with attributable interest expense recognized over the life of the related transactions.

Commercial Paper

The Company, through its wholly owned subsidiary WRKCo Inc. as the issuer, maintains an unsecured commercial paper program. Under the program, we may issue senior short-term unsecured commercial paper notes in an aggregate principal amount at any time not to exceed $1,000 million with up to 397-day maturities. The program has no expiration date and can be terminated by either the agent or us with not less than 30 days’ notice. The $1,000 million commercial paper program is supported by the $4,500 million New RCF with a separate $500 million swingline sublimit which allows for same-day drawing in U.S. dollar. The amount of commercial paper outstanding does not reduce available capacity under the New RCF. Commercial paper borrowings may vary during the period, largely as a result of fluctuations in funding requirements.

Amounts available under the program may be borrowed, repaid and re-borrowed from time to time. At December 31, 2024, $546 million was issued. The weighted average interest rate pertaining to this facility was 4.8% as of that date.